UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 10, 2005


                            AMERICAN CONSUMERS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Georgia                     0-5815                 58-1033765
         -------                     ------                 ----------
     (State or other              (Commission            (I.R.S. Employer
       jurisdiction               File Number)          Identification No.)
     of incorporation)


  55  Hannah  Way,  Rossville, Georgia                                   30741
--------------------------------------                                   -----
  (Address  of  principal  executive  offices)                        (zip code)

Registrant's telephone number, including area code: (706) 861-3347

                                      N/A
                                      ---
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 10, 2005, American Consumers, Inc. (the "Company") borrowed an additional $100,000 pursuant to a commercial variable rate revolving or draw note under the Company's $500,000 line of credit with Northwest Georgia Bank. This advance, combined with previous borrowings, brought the Company's total outstanding principal indebtedness under the line of credit to $500,000 as of November 10, 2005. The Company intends to use the proceeds from this additional advance to fund working capital requirements, including the acquisition of inventory in anticipation of the holiday season.

Borrowings under the line of credit are collateralized by a security interest in the Company's $303,993 certificate of deposit with Northwest Georgia Bank and by a security interest in substantially all of the Company's accounts receivable, inventory, machines and equipment, furniture and fixtures, and proceeds of the foregoing, as well as by personal guarantees of the Company's President and Executive Vice President. Borrowings under this note bear interest at an annual rate equal to the Wall Street Journal prime rate, subject to a minimum annual interest rate of 6.0%, with the lender having discretion to increase the rate to 16.0% per annum following the occurrence of any one of the customary Events of Default specified in the note. Under the terms of the note, the Company is required to make quarterly interest only payments on the outstanding balance, and to repay outstanding principal and accrued interest by June 27, 2006, provided that the Company remains in compliance with the terms of the note.

The foregoing description of the line of credit does not purport to be complete and is qualified in its entirety by reference to the Commercial Variable Rate Revolving or Draw Note between the Company and Northwest Georgia Bank, the Commercial Security Agreement between the Company and Northwest Georgia Bank and the Assignment of Certificate of Deposit between the Company and Northwest Georgia Bank. Exhibits 10.26, 10.27 and 10.28, respectively, are copies of the above-referenced documents.

ITEM  9.01.     FINANCIAL STATEMENTS AND EXHIBITS

The  following Exhibits are incorporated by reference pursuant to Item 9 of this
Report:

Exhibit No.    Description
-----------    -----------

  10.26 Commercial Variable Rate Revolving or Draw Note between the Company and Northwest Georgia Bank, dated June 27, 2005. Incorporated by reference to Exhibit 10.26 to the Company's Current Report on Form 8-K dated June 27, 2005.

  10.27 Commercial Security Agreement between the Company and Northwest Georgia Bank, dated June 27, 2005. Incorporated by reference to
               Exhibit 10.27 to the Company's Current Report on Form 8-K dated June 27, 2005.

  10.28 Assignment of Certificate of Deposit between the Company and Northwest Georgia Bank, dated June 27, 2005. Incorporated by reference to Exhibit 10.28 to the Company's Current Report on Form 8-K dated June 27, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 15, 2005               AMERICAN CONSUMERS, INC.


                                      By: /s/ Michael A. Richardson
                                         -------------------------------
                                         Michael A. Richardson
                                         Chief Executive Officer

                                      By: /s/ Paul R. Cook
                                         ----------------------
                                         Paul R. Cook
                                         Chief Financial Officer